SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549




FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934


JANUARY 22, 1998
Date of Report (Date of earliest event reported)


NETSCAPE COMMUNICTIONS CORPORATION
(Exact name of Registrant as specified in its charter)



DELAWARE                        0-26310                  94-3200270
State or other                  Commission File Number)  (I.R.S. Employer
jurisdiction of incorporation)                            Identification No.)


501 EAST MIDDLEFIELD ROAD
MOUNTAIN VIEW, CALIFORNIA 94043
(Address of principal executive offices)


(650) 254-1900
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     The information set forth in the Registrant's Press Release dated January 22, 1998 is incorporated herein by reference. A more thorough discussion of factors affecting the Company's business plans and competitive environment is included in the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (C) EXHIBITS

Exhibit No.         Description

99.1                Text of Press Release dated January 22, 1998

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                             SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                         NETSCAPE COMMUNICATIONS CORPORATION


Date: January 22, 1998      By: /s/ Peter L.S. Currie

                            Peter L.S. Currie
                            Executive Vice President and Chief Administrative Officer

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED JANUARY 22, 1998



Exhibit        Description

99.1           Text of Press Release dated January 22, 1998

EXHIBIT 99.1


NETSCAPE ANNOUNCES PLANS TO MAKE NEXT-GENERATION COMMUNICATOR SOURCE CODE AVAILABLE FREE ON THE NET

BOLD MOVE TO HARNESS CREATIVE POWER OF THOUSANDS OF INTERNET DEVELOPERS; COMPANY MAKES NETSCAPE NAVIGATOR AND COMMUNICATOR 4.0 IMMEDIATELY FREE FOR ALL USERS, SEEDING MARKET FOR ENTERPRISE AND NETCENTER BUSINESSES


MOUNTAIN VIEW, Calif. (January 22, 1998) -- Netscape Communications Corporation

(NASDAQ:NSCP) today announced bold plans to make the source code for the next generation of its highly popular Netscape Communicator client software available for free licensing on the Internet.  The company plans to post the source code beginning with the first Netscape Communicator 5.0 developer release, expected by the end of the first quarter of 1998.  This aggressive move will enable

Netscape to harness the creative power of thousands of programmers on the

Internet by incorporating their best enhancements into future versions of

Netscape's software. This strategy is designed to accelerate development and free distribution by Netscape of future high-quality versions of Netscape

Communicator to business customers and individuals, further seeding the market for Netscape's enterprise solutions and Netcenter business.


In addition, the company is making its currently available Netscape Navigator and Communicator Standard Edition 4.0 software products immediately free for all users.  With this action, Netscape makes it easier than ever for individuals at home, at school or at work to choose the world's most popular

Internet client software as their preferred interface to the Internet.

'The time is right for us to take the bold action of making our client free -

and we are going even further by committing to post the source code for free for Communicator 5.0,' said Jim Barksdale, Netscape's president and chief executive officer.  'By giving away the source code

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for future versions, we can ignite the creative energies of the entire Net community and fuel unprecedented levels of innovation in the browser market.

Our customers can benefit from world-class technology advancements; the development community gains access to a whole new market opportunity; and

Netscape's core businesses benefit from the proliferation of the market-

leading client software.'


Netscape plans to make Netscape Communicator 5.0 source code available for modification and redistribution beginning later this quarter with the first developer release of the product.  The company will handle free source distribution with a license that allows source code modification and redistribution and provides for free availability of source code versions,

building on the heritage of the GNU Public License (GPL), familiar to developers on the Net. Netscape intends to create a special Web site service where all interested parties can download the source code, post their enhancements, take part in newsgroup discussions, and obtain and share

Communicator related information with others in the Internet community.

Netscape will also continue to develop new technologies and offer periodic certified, high-quality, supported releases of its Netscape Communicator and

Navigator products, incorporating some of the best features created by this dynamic community.


The ubiquity of Netscape's client software facilitates Netscape's strategy of linking millions of individuals to businesses.  Today's announcements will help to further proliferate Netscape's award-winning client software, which today has an installed base of more than 68 million, providing a ready market for businesses using Netscape's Networked Enterprise software solutions and

Netscape Netcenter services.  Netscape's research indicates that in the education market where Netscape's products are free, the Netscape client software commands approximately 90 percent of the market, indicating that users tend to choose Netscape when the choice is freely available.  Making its browser software free also will enable Netscape to continue to drive

Internet standards, maximize the number of users on the Internet, and expand the third-party community of companies and products that take advantage of the Netscape software platform.

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Netscape has successfully shifted its business over the past year toward enterprise software sales and to revenues from its Web site business, and way from standalone client revenues.  In the third quarter of 1997,

standalone client revenues represented approximately 18 percent of Netscape's revenue, with the rest coming from enterprise software, services and the Web site. Preliminary results for the fourth quarter of 1997, which Netscape announced January 5, show standalone client revenues decreased to approximately 13 percent in the fourth quarter.  In the fourth quarter of

1996 by comparison, standalone client revenue represented approximately 45 percent of Netscape's revenue.


In conjunction with its free client, Netscape separately announced today that it is launching a host of enhanced products and services that leverage its free client software to make it easy for enterprise and individual customers to adopt Netscape solutions.  The new products and services reinforce

Netscape's strategy of leveraging market penetration of its popular client software and its busy Internet site to seed further sales of Netscape software solutions in the home and business markets. The new products and services include enhanced subscription and support packages, an investment protection program for Netscape Communicator users, new reduced pricing on

Netscape's retail and enterprise client products, new Premium Services on its

Netscape Netcenter online service and Netscape SuiteSpot server software upgrades featuring Netscape client software.


In addition, the company separately announced the launch of an aggressive new software distribution program called 'Unlimited Distribution' to broadly distribute its market-leading Internet client software for free.  Unlimited

Distribution enables Original Equipment Manufacturers (OEMs), Internet

Service Providers (ISPs), telecommunications companies, Web content providers, publishers and software developers to download and redistribute

Netscape Communicator and Netscape Navigator easily with 'no strings attached.'  In addition, beginning immediately, individual users can download

Netscape Communicator or Navigator for free, register for Netscape Netcenter and at the same time enter the `Choose Netscape' sweepstakes to win

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exciting travel-related prizes, including a grand prize of two all-inclusive,

seven-night tropical resort vacations.


Individuals can download a free copy of Netscape Communicator client software or the Netscape Navigator browser from the Netscape home page at

http://home.netscape.com, or by clicking on any of the thousands of 'Netscape

Now' buttons on the Internet.  Netscape Communicator Professional Edition,

which adds features for enterprise customers, will be available for US$29.


Netscape Communications Corporation is a premier provider of open software for linking people and information over enterprise networks and the Internet.  The company offers a full line of Netscape Navigator clients, servers, development tools and commercial applications to create a complete platform for next-

generation, live online applications. Traded on NASDAQ under the symbol 'NSCP,'

Netscape Communications Corporation is based in Mountain View, California.